Income tax	6 Months Ended
Jun. 30, 2024
Disclosure Of Income Tax [Abstract]
Income tax	Income tax
The Group’s effective tax rate for the six months ended 30 June 2024 and 30 June 2023 was (3.5)% and 36.5%, representing a tax charge and a tax benefit, respectively. The effective tax rate for both periods is influenced by IFRS fair value adjustments which are not tax effected, losses and non-deductible interest incurred in Luxembourg for which no deferred tax asset is recognized and other permanent differences. A tax benefit for both periods arises from operational losses in Iceland which, as of 30 June 2024, is offset by a tax charge arising from the decrease of the U.S. dollar value of tax loss carry-forwards denominated in Icelandic krona. As of 30 June 2023, a further tax benefit arose from the strengthening of the Icelandic krona against the U.S. dollar which increased the U.S. dollar value of tax loss carry-forwards denominated in Icelandic krona.